UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant                                           /X/

Filed by a Party other than the Registrant          /  /

Check the appropriate box:

/  /  Preliminary Proxy Statement

/  /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material Pursuant to §240.14a-12

UTC NORTH AMERICAN FUND, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/  No fee required.

/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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/  / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of Special Stockholder Meeting

and
Proxy Statement

April 8, 2015

UTC NORTH AMERICAN FUND

Sponsored by:
Trinidad and Tobago Unit Trust Corporation

UTC NORTH AMERICAN FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI  53202
www.ttutc.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that a special meeting (“Special Meeting”) of the stockholders of UTC North American Fund, Inc. (the “Fund”) will be held at the offices of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, on Monday, May 11, 2015 at 10:00 a.m. (Central Time) for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated April 8, 2015:

■
To elect seven (7) Directors to the Fund, five (5) of which have been previously elected to the Board of Directors by stockholders and two (2) others of which had previously been appointed to the Board of Directors by the Nominating Committee and the Board of Directors.

■	To approve a sub-advisory agreement for the Fund.

■	To consider and act upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The close of business on Tuesday, March 10, 2015 has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

If you have any questions, please feel free to contact the Fund at 1-868-624-8648 (non U.S. residents), or at our toll free number, 1-800-368-3322 (U.S. residents).

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Whether or not you plan to attend the Special Meeting, we urge you to authorize proxies to cast your votes.  You can do this by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope (or, if applicable, by following the instructions supplied to you by your bank or brokerage firm for voting by telephone or via the Internet).  The Directors of the Fund are soliciting the proxy.  Your prompt voting by proxy will help ensure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Fund at the Fund’s address noted above or in person at the time of the Special Meeting.

By Order of the Board of Directors, /s/ Amoy E. Van Lowe Amoy E. Van Lowe, President

April 8, 2015

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be held on May 11, 2015

This Proxy Statement and copies of the Fund’s most recent annual and semi-annual reports to stockholders are available at http://www.ttutc.com/mutual-funds/north-american-fund.htm.

Questions and Answers About Voting

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares on Tuesday, March 10, 2015, the record date for our meeting.  A total of 3,490,614.835 shares of common stock can vote at the Special Meeting.  You have one vote for each share of common stock.  The enclosed proxy card shows the number of shares you can vote.

How do I vote?

You have the following voting options:

 (1) By mail.  The shares of stockholders who complete and properly sign the accompanying proxy card and return it in the enclosed envelope before the Special Meeting will be voted as directed by such stockholder at the Special Meeting and any adjournments or postponements of the Special Meeting.  (Trinidad and Tobago stockholders, feel free to hand-deliver your proxy card directly to any Trinidad and Tobago Unit Trust Corporation office.)  The shares of a stockholder who properly signs and returns the proxy card, but does not specify how to vote, will be voted FOR the election of the Director nominees listed below, except that proxy cards returned by a broker to indicate a broker non-vote will not be so voted and will not constitute a vote FOR or AGAINST the election of the Director nominees.

(2) By telephone.  Most stockholders who hold their shares in “street name” through a broker, nominee, fiduciary or other custodian will receive a voting form from their bank or brokerage firm, rather than the Fund’s proxy card.  A large number of banks and brokerage firms are participating in a program that allows eligible stockholders to vote by telephone.  If a stockholder’s bank or brokerage firm is participating in the telephone voting program, then such bank or brokerage firm will provide the stockholder with instructions for voting by telephone on the voting form.  If a stockholder’s bank or brokerage firm does not provide the stockholder with a voting form, but the stockholder instead receives the Fund’s proxy card, then such stockholder should mark the enclosed proxy card, date it and sign it, and return it in the enclosed envelope.

(3) Via the Internet.  Most stockholders who hold their shares in “street name” through a broker, nominee, fiduciary or other custodian will receive a voting form from their bank or brokerage firm, rather than the Fund’s proxy card.  A large number of banks and brokerage firms are participating in a program that allows eligible stockholders to vote via the Internet.  If a stockholder’s bank or brokerage firm is participating in the online voting program, then such bank or brokerage firm will provide the stockholder with instructions for voting via the Internet on the voting form.  If a stockholder’s bank or brokerage firm does not provide the stockholder with a voting form, but the stockholder instead receives the Fund’s proxy card, then such stockholder should mark the enclosed proxy card, date it and sign it, and return it in the enclosed envelope.

(4) In person.  Written ballots will be available from the Fund’s Secretary before the Special Meeting commences.  Stockholders whose shares are held in the name of a bank, broker or other holder of record must obtain a proxy, executed in such stockholder’s favor, from the record holder in order to vote their shares in person at the Special Meeting.  However, stockholders who send in their proxy cards, and also attend the Special Meeting, do not need to vote again unless they wish to revoke their proxy.

Any stockholder (other than stockholders holding shares in “street name”) giving a proxy may revoke it at any time before it is exercised by delivering notice of such revocation to the Secretary of the Fund in open meeting or in writing by filing with the Secretary of the Fund either a notice of revocation or a duly executed proxy bearing a later date.  Presence at the Special Meeting by a stockholder who has signed a proxy does not itself revoke the proxy.  If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian.

What if other matters come up at the Special Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the Special Meeting.  If other matters are properly presented at the Special Meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote?

Yes.  At any time before the vote on a proposal, you can change your vote.  If you originally voted by mail, you may change your vote either by giving the Fund’s secretary a written notice revoking your proxy or by signing, dating and returning to us a new proxy card.  We will honor the proxy card with the latest date.  You also may attend the Special Meeting and revoke your proxy card at the meeting.  Your attendance alone does not automatically revoke your proxy card.

How are votes counted?

Under Maryland law and pursuant to the Fund’s bylaws, stockholders elect Directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present.  For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders of the Fund will be elected as Directors.  Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  Assuming a quorum is present, the failure to vote, including by broker non-votes or abstentions, has no effect on the election of Directors.

The favorable vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the outstanding shares of the Fund is required for the approval of the sub-advisory agreement.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares.  The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the applicable Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote AGAINST the sub-advisory agreement if (ii) above is applicable.  Abstentions and broker non-votes have the same effect as a vote AGAINST the sub-advisory agreement regardless of whether (i) or (ii) above is applicable.

What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  With respect to the proposal, a quorum is present if one-third of the votes of the shares of the Fund entitled to be cast are present in person or by proxy.  If you properly execute your proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposal listed on the proxy card.

Who pays for this proxy solicitation?

The Fund.  In addition to sending you these materials, some of the Fund’s officers and agents may contact you by telephone, by mail or in person.  None of these officers will receive any extra compensation for doing this.

2

UTC NORTH AMERICAN FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI  53202
www.ttutc.com

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MONDAY, MAY 11, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UTC North American Fund, Inc. (the “Fund”) to be voted at the Special Meeting of stockholders (the “Special Meeting”) to be held at the offices of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, on Monday, May 11, 2015 at 10:00 a.m. (Central Time), and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.  The mailing of the Notice of Special Meeting, this Proxy Statement and the accompanying forms thereof will take place on or about Friday, April 10, 2015.

GENERAL INFORMATION

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise provided therein.  Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as Directors, FOR approval of the sub-advisory agreement, and with regard to other business or matters which may properly come before the Special Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy.  If your shares are held in “street name” by your broker, your broker may vote your shares in its discretion on the election of Directors if you do not furnish instructions, but may not vote your shares in its discretion on the approval of the sub-advisory agreement if you do not furnish instructions.  Other than the election of Directors and the approval of the sub-advisory agreement, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders at the Special Meeting.

Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by (i) giving notice to Amoy E. Van Lowe, the President of the Fund, c/o Trinidad and Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad and Tobago, West Indies; (ii) by signing another proxy of a later date; or (iii) by personally casting his or her vote in person at the Special Meeting.  Presence at the Special Meeting of a stockholder who has signed a proxy does not in itself revoke a proxy.

The Board of Directors has fixed the close of business on Tuesday, March 10, 2015 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.  On that date, the Fund had, outstanding and entitled to vote 3,490,614.835 shares of common stock.  Each share of common stock is entitled to one vote on each matter to be presented at the meeting.  At the Special Meeting, a quorum will exist if one-third of the shares of common stock entitled to be cast thereon is represented in person or by proxy.

The Fund will furnish, without charge, a copy of the Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request by calling the toll free number 1-800-368-3322 (U.S. residents) or 1-868-624-8648 (non-U.S. residents) or by writing to UTC North American Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Fl., Milwaukee, WI 53202.

ELECTION OF DIRECTORS

The overall management of the business and affairs of the Fund is vested with its Board of Directors.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it.  The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

The Board of Directors is presently comprised of seven members: Peter Clarke, Ajata Mediratta, Lucille Mair, Dionne Hosten, Leon W. Thomas, Ian Chinapoo and L. Dominic Rampersad.

The Board of Directors is recommending that Peter Clarke, Ajata Mediratta, Lucille Mair, Dionne Hosten, Leon W. Thomas, Ian Chinapoo and L. Dominic Rampersad be elected to a Director position by the stockholders at the Special Meeting, for an indefinite term until his or her successor is duly elected and qualified, or until his prior death, resignation or removal.  It is the intention of the persons named as proxies to vote FOR the election of the above nominees.  Five of these nominees have been previously elected to the Board of Directors by the stockholders—Peter Clarke, Ajata Mediratta, Lucille Mair, Dionne Hosten, and Leon W. Thomas.  Two nominees—Ian Chinapoo and L. Dominic Rampersad—were previously appointed as Directors by the Nominating Committee and the Board of Directors.  No nominee is an officer of the Fund, but Peter Clarke, Ian Chinapoo and L. Dominic Rampersad are currently directors of the Trinidad and Tobago Unit Trust Corporation.  The Trinidad and Tobago Unit Trust Corporation is the Fund’s sponsor.

The Maryland General Corporation Law subjects all Directors and officers of the Fund to fiduciary duties for the lawful management of the Fund’s organization and operation, including Federal and state securities laws.  Investors in the Fund may not be able to effect service of process within the United States upon the Fund’s nonresident Directors and officers for the enforcement of civil liabilities under Federal and state securities laws.  The Fund has appointed an agent for service of process in the states where the Fund has registered its securities for offer and sale.

The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments.  Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident Directors and officers of the Fund.

There are no material proceedings to which any director or officer or any associate of any such person is a party adverse to the Fund or has a material interest adverse to the Fund.  Expected as described herein, no director or officer and no associate of any such person has any interest in the matters to be voted upon at the Special Meeting, other than an interest, if any, as a shareholder of the Fund.  With respect to each of the nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Securities Exchange Act of 1934, as amended, occurred during the past 10 years.

The Board of Directors of the Fund anticipates that each nominee for election as a Director will be a candidate at the time the election is held.  However, if for any reason a nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent Directors (except where a proxy withholds authority with respect to the election of Director).  Biographical information regarding each nominee is presented below.  The age listed for the nominee is as of February 28, 2015.

DIRECTOR BIOGRAPHIES

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Non-Interested Persons
Ajata Mediratta Age: 49 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 2008 to present; Investment Banker at Bear Stearns 2006 to 2008	1	None
Lucille Mair Age: 71 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 68 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired, Trust Fund Manager, Bureau of Management for the United National Development Programme (UNDP), 2000 to 2006	1	None
Dionne Hosten Age: 45 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Vice President Global Talent Management at Ralph Lauren 2015 to present; Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to 2014	1	None

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Interested Persons
Peter Clarke* Age: 59 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since January 2012	Financial Consultant, 2006 to present, Retired as Chief Executive Officer of West Indies Stockbrokers Limited (WISE) in 2005	1	Trinidad and Tobago Unit Trust Corporation since 2006
Ian Chinapoo* Age: 40 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	Executive Director, Trinidad & Tobago Unit Trust Corporation, 2013 to present. From 2011 to 2013: 1) Managing Director – Corporate Lending & Investment Banking (regional role) and member of CIBC FirstCaribbean’s regional Senior Executive Team 2) Managing Director – FirstCaribbean International Bank Trinidad & Tobago Limited 3) Member of CIBC Global Leadership Team 4) Caribbean Business Lead for CIBC Wholesale Banking Group 5) Regional Co-Lead for Corporate Credit Enhancement Project (Reduction of Bank’s Portfolio Risk)	1	Director, Trinidad and Tobago Unit Trust Corporation since 2013; Chairman, Golf Course Services Limited since 2013; Director, The International School of Port of Spain since 2013

From 2010 to 2011:

1) Managing Director – Investment Banking (regional role) and member of CIBC FirstCaribbean’s regional Senior Executive Team.
2) Managing Director – FirstCaribbean International Bank Trinidad & Tobago Limited
3) Member of CIBC Global Leadership Team
4) Caribbean Business Lead for CIBC Investment Banking Group.

L. Dominic Rampersad* Age: 48 42 Valley View Drive Valley View Maracas, St. Joseph, Trinidad and Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	V.P. Finance & IT Secretary Phoenix Park Gas Processors Limited	1	Trinidad and Tobago Unit Trust Corporation since 2014; Petroleum Company of Trinidad and Tobago (Petrotrin) since 2013; St. Andrew’s Theological College since 2012

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

CURRENT OFFICERS OF THE FUND

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe* Age: 47 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	President and Chief Executive Officer, Interim Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2009, Indefinite, until successor elected; Since June 2013
Vice President Advisory Services, Trinidad and Tobago Unit Trust Corporation, 2013-Present; Officer in Charge Financial Advisory & Wealth Management, Trinidad and Tobago Unit Trust Corporation 2011 to 2013; President UTC Financial Services, USA, Inc., 2009 to Present; Chief Marketing Officer - Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 2007 to 2011; VP Marketing Ag.,  Telecommunications Services of Trinidad and Tobago TSTT), 2006 to 2007

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

Ownership of Management

The following table sets forth the dollar range of shares of the Fund beneficially owned by each Director as of December 31, 2014:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in Family of Investment Companies
Non-Interested Persons
Ajata Mediratta	None	None
Lucille Mair	None	None
Leon W. Thomas	None	None
Dionne Hosten	None	None

Interested Persons
Peter Clarke*	$1-$10,000	$1-$10,000
Ian Chinapoo*	None	None
L. Dominic Rampersad*	None	None

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

As of the record date, the officers, Directors as a group, and each individually, owned less than 1% of the outstanding securities of the Fund.

Qualification of Directors

The role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations.  The Fund believes that the specific background of each director evidences those abilities and is appropriate to his or her serving on the Fund’s Board of Directors.  Each Director is an experienced businessperson, is familiar with financial statements, and takes a conservative and thoughtful approach to addressing issues facing the Fund.  Further information about each director is set forth in the table above describing the business activities of each director during the past five years.  This combination of skills and attributes led to the conclusion that each of the directors nominated should serve as a Director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Fund.  The Board has engaged the Fund’s investment adviser to manage the Fund and is responsible for overseeing the adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee and Nominating Committee to assist the Board in performing its oversight responsibilities.
The Fund does not have a lead independent director, but governance guidelines provide that independent Directors will meet in executive session at each Board meeting.  The small size of the Board, consisting of three interested Directors and four independent Directors, facilitates open discussion and significant involvement by all of the Directors without the need for a formal lead independent director.  In addition, the independent Directors have significant input into the Board meetings.  The Directors believe that the use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Fund, identify risks, recognize shareholder concerns and needs and highlight opportunities.  In light of all these factors, the Fund has determined that its leadership structure is appropriate.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Fund’s investment adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their service providers.

The Fund has an Audit Committee consisting solely of independent Directors.  The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and periodically with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Fund’s investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Committees

The Board of Directors has two committees, the Audit Committee and Nominating Committee. The members of both committees are comprised of Directors who are not “interested persons.” Currently, Lucille Mair, Ajata Mediratta, Leon Thomas and Dionne Hosten are the members of the Audit Committee and the Nominating Committee.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, to review the Fund’s audited financial statements, to act as a liaison between the Board of Directors and the Fund’s independent auditors and to recommend selection of an independent auditor to the Board of Directors.  The Audit Committee held two (2) meetings during the fiscal year 2014.

The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee held one (1) meeting during the fiscal year 2014.  The Nominating Committee meets only when necessary to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee has no written charter.

The Nominating Committee will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors, provided: (i) that the stockholder holds one or more series of the Fund at the time he or she submits such names and is entitled to vote at the meeting of stockholders at which Directors will be elected; and (ii) that the Nominating Committee or the Board of Directors, as applicable, will make the final determination of persons to be nominated.  Stockholder nominees will be evaluated in the same manner as committee nominees are evaluated.

Stockholders wishing to recommend a nominee should send their written recommendation to the chair of the Nominating Committee at an address maintained by the Fund’s investment adviser for this purpose.  This address is: Amoy E. Van Lowe, President of the Fund, c/o Trinidad and Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad and Tobago, West Indies.  The recommendation must contain: (i) the name, address and telephone number of, and number of Fund shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the Fund at the time the recommendation was submitted, verification acceptable in form and substance to the Fund of the stockholder’s ownership of the Fund at the time the recommendation was made.

The Board of Directors has no other committees.

Compensation Table

The Fund pays each director $500 per quarter, regardless of the number of board meetings held and/or attended.  Directors also are reimbursed by the Fund for any expenses incurred in connection with attendance at the meetings.  The table below sets forth the compensation paid by the Fund to each of the Directors of the Fund during the fiscal year ended December 31, 2014.

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Non-Interested Persons
Ajata Mediratta	$2,000	$0	$0	$2,000
Lucille Mair	$2,000	$0	$0	$2,000
Leon W. Thomas	$2,000	$0	$0	$2,000
Dionne Hosten	$2,000	$0	$0	$2,000

Interested Persons
Peter Clarke*	$0	$0	$0	$0
Ian Chinapoo* (1)	$1,000	$0	$0	$1,000
L. Dominic Rampersad* (1)	$1,000	$0	$0	$1,000

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

(1) Messrs. Chinapoo and Rampersad joined the Board of Directors of the Fund upon appointment by the Nominating Committee and the Board of Directors midway through the fiscal year ended December 31, 2014.

Director Nomination Process

The Nominating Committee may identify prospective nominees for a Director from its own sources.  Consistent with the 1940 Act, and in its sole discretion, the Nominating Committee may solicit or consider Director candidates from the Fund’s investment adviser, distributor or other affiliated persons or any other person.

In identifying and evaluating nominees for Director, the Nominating Committee seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of Directors who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis, taking into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  Evaluation by the Nominating Committee of a person as a potential nominee to serve as a Director, including a person nominated by a stockholder, should result in the following findings by the Nominating Committee:

●
upon advice of legal counsel to the Fund or independent legal counsel to the Directors, that the person will qualify as an “independent” Director (i.e. one who is not an “interested person”) and that the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

●	that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an independent Director;

●
that the person can make a positive contribution to the Board and the Fund, with consideration being given to the person’s business experience, education and such other factors as the Nominating Committee may consider relevant;

●	that the person is of good character and high integrity; and

●	that the person has desirable personality traits, including leadership and the ability to work cooperatively with the other members of the Board.

If the Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7), Rule 17e-1, Rule 17g-1(j), Rule 18f-3 or Rule 23c-3 under the 1940 Act, then (i)  independent Directors will comprise the percentage required by the 1940 Act, subject to any available exceptions; (ii) the selection and nomination of any other independent Directors will be committed to the discretion of the existing independent Directors; and (iii)  any person who acts as legal counsel to the independent Directors will be “independent legal counsel,” as defined in the rules adopted under the 1940 Act.

In seeking out potential nominees and in nominating persons to serve as independent Directors, the committee will not discriminate against any person based on his or her race, religion, national origin, sex, sexual orientation, physical disability and other factors not relevant to the person’s ability to serve as an independent Director.  The Board of Trustees has not adopted a formal diversity policy.  When soliciting future nominees for Director, the Board will make efforts to identify and solicit qualified minorities and women.

Each Director nominated by the Board of Directors pursuant to this Proxy Statement was recommended by a current Director.

The Nominating Committee will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors, provided: (i) that the stockholder holds one or more series of the Fund at the time he or she submits such names and is entitled to vote at the meeting of stockholders at which Directors will be elected; and (ii) that the Nominating Committee or the Board of Directors, as applicable, will make the final determination of persons to be nominated.  Stockholder nominees will be evaluated in the same manner as committee nominees are evaluated.

Stockholders wishing to recommend a nominee should send their written recommendation to the chair of the Nominating Committee at an address maintained by the Fund’s investment adviser for this purpose.  This address is: Amoy E. Van Lowe, President of the Fund, c/o Trinidad and Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad and Tobago, West Indies.  The recommendation must contain: (i) the name, address and telephone number of, and number of Fund shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the Fund at the time the recommendation was submitted, verification acceptable in form and substance to the Fund of the stockholder’s ownership of the Fund at the time the recommendation was made.

Meeting and Attendance

The Board of Directors held four (4) meetings in 2014, and so far has held one (1) meeting in 2015.  The Fund does not hold annual meetings and therefore does not have a policy with regard to Directors’ attendance at such meetings.  Each Director attended at least 75% of the total number of meetings of the Board and any committee on which the Director served.

Required Vote

Under Maryland law and pursuant to the Fund’s bylaws, stockholders elect Directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present.  For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders of the Fund will be elected as Directors.  Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present.  Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of Directors.

Recommendation

The Board of Directors of the Fund recommends that the stockholders of the Fund vote FOR the election of the nominees to serve as Directors of the Fund.  Shares of common stock represented by executed but unmarked proxies will be voted FOR the election of the nominees.

SUB-ADVISORY AGREEMENT

Introduction

The Board of Directors has determined that is in the best interest of the Fund and its stockholders for UTC Fund Services, Inc., the investment advisor to the Fund (the “Advisor”), to enter into a sub-advisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) pursuant to which GSAM will manage the equity component of the Fund (the “GSAM Sub-Advisory Agreement”).  The GSAM Sub-Advisory Agreement was approved by the Board at its February 2015 meeting, which was called, among other reasons, for the purpose of approving the GSAM Sub-Advisory Agreement for an initial term of two years, subject to approval by the Fund’s stockholders.  Thereafter, continuance of the GSAM Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or the Adviser (the “Independent Directors”).  The GSAM Sub-Advisory Agreement provides that it will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund’s investment advisory agreement with the Advisor, except as otherwise provided by applicable law.  A copy of the proposed GSAM Sub-Advisory Agreement is attached hereto as Exhibit A.

The Advisor will remain and serve as investment advisor to the Fund pursuant to the investment advisory agreement.  Subject at all times to the supervision and approval of the Board, the Advisor will continue to be responsible for the overall management of the Fund.  The Advisor recommended to the Board, GSAM, for sub-advisory and other services necessary for the Fund to operate its equity component (“Equity Component”).  Under the GSAM Sub-Advisory Agreement, the Advisor will delegate to GSAM authority to determine what investments should be purchased and sold, and to place orders for all such purchases and sales, regarding the Equity Component, on behalf of the Fund.

Goldman Sachs Asset Management, L.P.

GSAM is located at 200 West Street, New York, New York 10282.  GSAM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended.  The GSAM Sub-Advisory Agreement will be dated May 11, 2015.  GSAM is independent of the Advisor, and discharges its responsibilities subject to the oversight of the Advisor.

GSAM is compensated out of the fees the Advisor receives from the Fund.  There will be no increase in the advisory fees paid by the Fund to the Advisor as a consequence of the appointment of GSAM or the approval of the GSAM Sub-Advisory Agreement.  The fees paid by the Advisor to GSAM depend upon the fee rates negotiated by the Advisor and the percentage of the Fund’s assets allocated to GSAM by the Advisor.

The name and principal occupation of the principal executive officers and directors of GSAM are listed below.  The address of each principal executive officer, as it relates to the person’s position with GSAM, is 200 West Street, New York, New York 10282.

Name	Position(s)
Tim O’Neill	Co-Head of the Investment Management Division¹
Eric Lane	Co-Head of the Investment Management Division¹
Gavin O’Connor	Chief Operating Officer of the Investment Management Division¹
Bill McMahon	Head of Risk Management for the Investment Management Division¹
Gavin Simms	Head of Investment Management Division Strats¹
Jonathan Beinner	Chief Investment Officer and Co-Head of Fixed Income and Liquidity Management
Andrew Wilson	Co-Head of Fixed Income and Liquidity Management, Chief Executive Officer of GSAM International for Europe, the Middle East and Africa
Steve Barry	Chief Investment Officer of Fundamental Equity
Armen Avanessians	Head of GSAM’s Quantitative, Rules-based and Indexing businesses
Raanan Agus	Co-Head of the Goldman Sachs Investment Partners group
Chris Kojima	Head of the Alternative Investments & Manager Selection group
Jim McNamara	Head of the GSAM Third Party Distribution business
Sheila Patel	Chief Executive Officer of International GSAM
Craig Russell	Head of the GSAM Americas Institutional business
Shigeki Kiritani	President of GSAM in Japan

1           Investment Management Division includes Goldman Sachs Private Wealth Management and GSAM.

The GSAM Sub-Advisory Agreement

The GSAM Sub-Advisory Agreement provides that the sub-advisor, subject to the oversight of the Advisor and the Board of Directors, is responsible for managing the investment operations of its allocated portion of the Fund’s portfolio, and for making investment decisions and placing orders to purchase and sell securities, all in accordance with the investment objectives and policies of the Fund, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board.  The agreement also provides that the sub-advisor is responsible for expenses related to its activities under the agreement, other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.  Under the agreement, and in accordance with applicable laws and regulations, the sub-advisor agrees to provide the Advisor with all books and records relating to the transactions it executes and renders for presentation to the Board such periodic and special reports as the Board may reasonably request.  The GSAM Sub-Advisory Agreement provides for GSAM to be compensated based on the average daily net assets of the Fund that are allocated to GSAM.  GSAM is compensated from the fees that the Advisor receives from the Fund.

The GSAM Sub-Advisory Agreement may be terminated without the payment of any penalty: (i) by the Fund’s Board of Directors or the vote of a majority of the Fund’s outstanding voting securities, on 30 days’ written notice to GSAM or as otherwise permitted by the 1940 Act; (ii) by the Advisor on 30 days’ written notice to GSAM; or (iii) by GSAM on 90 days’ written notice to the Advisor.

The GSAM Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties thereunder, GSAM will not be liable for any loss arising out of any portfolio investment or disposition in connection with its activities as sub-advisor to the Fund.

Board Approval of the GSAM Sub-Advisory Agreement

At the February meeting, the Advisor recommended that the Board of Directors approve the GSAM Sub-Advisory Agreement, subject to stockholder approval, after evaluating a number of other possible sub-advisors.  The Advisor’s determination to recommend GSAM was based on a number of factors, including GSAM’s expertise and experience in managing portfolios of equity securities, and a favorable performance record relative to its peers.

At the February meeting, the Directors considered various materials related to the GSAM Sub-Advisory Agreement between the Advisor and GSAM, including (1) a copy of the proposed form of sub-advisory agreement between GSAM and the Advisor, on behalf of the Fund; (2) GSAM’s responses to the Advisor’s due diligence requests, including information on GSAM’s investment process; (3) GSAM’s Form ADV disclosures; (4) a description of the Advisor’s selection and recommendation process with respect to GSAM, and the reasons for such recommendation; (5) information regarding the amount of the proposed sub-advisory fee payable to GSAM; (6) biographical information for the investment professionals that would be responsible for the day-to-day management of the Fund’s portfolio; and (7) information regarding GSAM’s compliance policies and other internal procedures.  The Directors also considered the recommendations of the Advisor with respect to GSAM and the methods and resources the Advisor utilized in its efforts to identify and engage a sub-advisor for the Fund.

Nature, Quality and Extent of Services

The Directors considered the nature, quality and extent of services that GSAM would provide to the Fund.  The Directors considered the specific investment process to be employed by GSAM in managing the Fund, the qualifications of GSAM’s portfolio management team with regard to implementing the Fund’s investment mandate, and GSAM’s performance record as compared to a relevant benchmark.  The Directors considered GSAM’s organization, personnel and operations.  The Directors also considered the Advisor’s review and selection process with respect to GSAM, and the Advisor’s favorable assessment as to the nature, quality and extent of the sub-advisory services expected to be provided by GSAM to the Fund.  Based on their consideration and review of the foregoing factors, the Directors concluded that the nature, quality and extent of the sub-advisory services to be provided by GSAM, as well as that GSAM’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, policies and strategies.

Sub-Advisory Fees and Economies of Scale

The Directors considered the compensation to be paid to GSAM by the Advisor in conjunction with the services that would be rendered to the Fund.  The Directors also considered comparisons of the fees to be paid by the Advisor to GSAM with the fees charged by GSAM to its other clients.  In addition, the Directors considered the Advisor’s reasons for concluding that the fees to be paid to GSAM for its services to the Fund were reasonable.  The Directors considered that the sub-advisory fees would be paid by the Advisor to GSAM and would not be additional fees borne by the Fund.  The Directors also considered whether the fee schedule of GSAM included breakpoints that would reduce GSAM’s fees as assets in the Fund increased.  The Directors concluded that, in light of the nature, quality and extent of the services to be provided, the proposed fees to be paid to GSAM were reasonable.

With regard to economies of scale, the Directors noted that certain fixed costs are spread over a broader base of assets as the Fund’s total assets increase.  On the other hand, certain expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.  Applying these concepts to the Fund, the Directors concluded that given the current small size of the Fund any such economies were not likely to be achieved in the foreseeable future, and that the current fee structure is appropriate.

Investment Performance

Because GSAM had not commenced providing sub-advisory services to the Fund at the time of the Directors’ consideration of the GSAM Sub-Advisory Agreement, the Directors could not consider GSAM’s investment performance with respect to its management of the Fund as a factor in evaluating the GSAM Sub-Advisory Agreement.  However, the Directors did consider GSAM’s historical performance record in managing other funds and accounts with investment strategies similar to those of the Fund; and the Directors also considered GSAM’s historical performance records compared to a relevant benchmark.  The Directors concluded that the historical performance record for GSAM, viewed together with the other relevant factors considered by the Directors, supported a decision to approve the GSAM Sub-Advisory Agreement.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Directors, including a majority of the Independent Directors, concluded that the approval of the GSAM Sub-Advisory Agreement was in the best interest of the Fund, and approved the GSAM Sub-Advisory Agreement with, and the fee to be paid to, GSAM for the Fund.

Required Vote

The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of the GSAM Sub-Advisory Agreement.  Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (ii) more than 50% of the Fund’s outstanding shares.  Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of a Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote AGAINST the GSAM Sub-Advisory Agreement if (ii) above is applicable.  Abstentions and broker non-votes have the same effect as a vote AGAINST the GSAM Sub-Advisory Agreement regardless of whether (i) or (ii) above is applicable.  If the GSAM Sub-Advisory Agreement is not approved, then the Board of Directors will consider such alternative actions, if any, as are in the best interests of the Fund.

Recommendation

The Board of Directors of the Fund recommends that the stockholders of the Fund vote FOR the approval of the GSAM Sub-Advisory Agreement.  Shares of common stock represented by executed but unmarked proxies will be voted FOR the approval of the GSAM Sub-Advisory Agreement.

MORE ON PROXY VOTING

Record Date

Only stockholders of record of the Fund at the close of business on the record date, March 10, 2015, are entitled to receive notice of the Special Meeting and may vote at the Special Meeting.  As of the close of business on Tuesday, March 10, 2015, 3,490,614.835 shares of common stock of the Fund were issued and outstanding.  Each share is entitled to one vote at the Special Meeting and each fractional share is entitled to a fractional vote.

Principal Stockholders

To the knowledge of the Fund, as of the record date no person is the beneficial owner of more than 5% of the Fund’s outstanding shares, except as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Trinidad and Tobago Unit Trust Co. UTC Financial Centre 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	2,277,212.404 shares owned	65.24%

Voting of Proxies

Whether you expect to be personally present at the Special Meeting or not, please vote your proxy.  You may submit the proxy: by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.  Properly executed proxies will be voted as you instruct.  If no choice is indicated, proxies will be voted FOR the proposals as set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting.  Any stockholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person.  Attendance by a stockholder at the Special Meeting does not, in itself, revoke a proxy.  If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

Quorum

Under the Fund’s bylaws, a quorum of shares will be present at the Special Meeting if more than one-third of the outstanding shares of the Fund are present in person or by proxy.  All proxies that are duly signed by a stockholder will be counted towards establishing a quorum, regardless of whether the stockholder has instructed the proxy as to how to vote.

If a quorum is not present at the Special Meeting for the Fund, or if a quorum is present at the Special Meeting but sufficient votes to elect one or more of the nominees are not received, or if other matters arise requiring stockholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item.  A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

If you do not expect to attend the Special Meeting,
please sign your Proxy Card promptly and return it in the
enclosed envelope to avoid unnecessary expense and delay.

ADDITIONAL INFORMATION

Investment Adviser UTC Fund Services, Inc. c/o Trinidad and Tobago Unit Trust Corporation UTC Financial Centre 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	Custodian U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53202-5306
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	Administrator, Transfer Agent and Fund Accountant U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202-5306	Distributor UTC Financial Services USA, Inc. c/o Trinidad and Tobago Unit Trust Corporation UTC Financial Centre 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies

Independent Registered Public Accountants

Cohen Fund Audit Services, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, currently serves as the independent registered public accounting firm for the Fund.  Representatives of Cohen are not expected to attend the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Cohen has performed audit services, audit-related services, tax services and other services during the past two fiscal years for the Fund.  “Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by Cohen that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by Cohen for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by Cohen.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by Cohen.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$17,000	$17,000
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$4,500
All Other Fees	$0	$0

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Fund, including services provided to any entity affiliated with the Fund.

The percentage of fees billed by Cohen applicable to non-audit services, pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of Cohen’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by Cohen for services to the Fund and to the Fund’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser is compatible with maintaining Cohen’s independence and has concluded that the provision of such non-audit services by Cohen has not compromised Cohen’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	$4,500	$4,500
Registrant’s Investment Adviser	$0	$0

Submission of Certain Stockholder Proposals

The Fund is not required to hold annual stockholder meetings.  Because the Fund is not required to hold a regular meeting of stockholders, the anticipated date of the next stockholders meeting cannot be provided.  Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposals to Amoy E. Van Lowe, President of the Fund, c/o Trinidad and Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad and Tobago, West Indies.

Under the proxy rules of the Securities and Exchange Commission, stockholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting of stockholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  Since the Fund does not have regular annual meetings of stockholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund within a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Fund receives a stockholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Your vote is important.  Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided.  By voting early, you will help avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting.  Your proxy is revocable at any time before use.

Submission of Other Communications to the Board

Stockholders wishing to send communications to the Board of Directors should send their written communications to Amoy E. Van Lowe, President of the Fund, c/o Trinidad and Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad and Tobago, West Indies.  The Secretary will ensure that this communication (assuming it is properly marked to the Board of Directors or a specific Director) is delivered to the Board of Directors or the specified Director, as the case may be.  However, commercial advertisements or other forms of solicitation will not be forwarded.

By Order of the Board,

/s/ Amoy E. Van Lowe
Amoy E. Van Lowe, President

April 8, 2015

EXHIBIT A

PRELIMINARY SUB-ADVISORY AGREEMENT, SUBJECT TO CHANGE, DATED MARCH 20, 2015

FORM OF SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (“Agreement”) executed as of ______ ___, 2015, is between UTC Fund Services, Inc. (the “Adviser”), and Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”).

WHEREAS, UTC North American Fund, Inc. (the “Company”), on behalf its series, the UTC North American Fund (the “Fund”), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (including any rules, orders, written guidance or written interpretations established thereunder, the “1940 Act”), has entered into an Investment Advisory Agreement with the Adviser, as it may be amended from time to time (the “Investment Management Agreement”) pursuant to which the Adviser has agreed to provide certain investment management services to the Fund; and

WHEREAS, the Adviser desires to appoint Sub-Adviser as investment sub-adviser to provide the investment advisory services to the Fund with regard to the equity component of the Fund ( the “Subadvised Fund”), and the Sub-Adviser is willing to serve in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

(a) The Adviser hereby appoints the Sub-Adviser as investment adviser, on the terms and conditions set forth herein, for the Subadvised Fund’s assets that the Adviser determines in its sole discretion to assign to the Sub-Adviser from time to time (referred to in this Agreement as the “Managed Portion”).  The Adviser may, from time to time, make additions to and withdrawals from those Subadvised Fund assets assigned to the Sub-Adviser.  The Sub-Adviser accepts these terms and agrees to render the services herein set forth and for the compensation provided herein.

(b) Subject to the supervision and control of the Adviser and the Board of Directors (the “Directors”) of the Company, the Sub-Adviser will furnish continuously investment advisory services for the Managed Portion which shall at all applicable times meet the diversification requirements of Subchapter M under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).  The Sub-Adviser will make investment decisions on behalf of the Managed Portion (and not any other portion of the Subadvised Fund’s assets) and place all orders for its purchase and sale of portfolio securities with full authority and at its discretion on the Subadvised Fund’s behalf and at the Subadvised Fund’s risk.  For purposes of this Agreement, the Sub-Adviser will be an independent contractor and will not have authority or obligation to act for or represent the Company, the Fund or the Adviser in any way or otherwise be deemed an agent of the Company, the Subadvised Fund or the Adviser, except as expressly authorized in this Agreement or another writing signed by the Adviser (including, without limitation, the investment guidelines relating to the Managed Portion (the “Investment Guidelines”)).

(c) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of Sub-Adviser personnel, required for it to execute its duties under this Agreement faithfully and (ii) administrative facilities necessary for the Sub-Adviser to perform its services under this Agreement, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Managed Portion (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).  The Sub-Adviser shall be responsible for commercially reasonable expenses relating to the printing and mailing of required supplements to the Subadvised Fund’s registration statement, provided that such supplements relate solely to a change in control of the Sub-Adviser or any change in the named portfolio manager or managers assigned by the Sub-Adviser to manage the Managed Portion (“Prospectus Changes”).  Notwithstanding the foregoing, the Sub-Adviser shall not pay for the cost of generating any such prospectus supplements if, at the time of notification to the Subadvised Fund or the Adviser by the Sub-Adviser of the Prospectus Changes, the Subadvised Fund is generating a supplement for other purposes or the Subadvised Fund or the Adviser does not wish, in its reasonable discretion, to add such Prospectus Changes to a pending supplement.  In the event the Sub-Adviser and one or more other subadvisers, if applicable, each require a prospectus supplement for Prospectus Changes simultaneously, the expense (other than the costs of printing and mailing) of a combined supplement will be shared pro rata with such other subadviser(s) based upon the number of pages required by each such subadviser, and each such Sub-Adviser shall pay its pro rata share of printing and mailing costs and expenses based upon the number of supplements required to be printed and mailed. All other expenses not specifically assumed by the Sub-Adviser hereunder or by Adviser under the Agreement are borne by the Subadvised Fund.

(d) The Sub-Adviser shall vote proxies relating to the Managed Portion’s investment securities in accordance with Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time, and shall, upon the request of the Adviser, either by telephone or other electronic media, review its proxy voting activities on a periodic basis with the Directors.  The Adviser shall cause materials relating to such proxies to be forwarded to the Sub-Adviser in a timely fashion by the Subadvised Fund’s custodian, the Subadvised Fund’s administrator, or another party. It is acknowledged and agreed that the Sub-Adviser shall not be responsible for the filing of claims (or otherwise causing the Subadvised Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Managed Portion.  The Company, the Fund or Adviser may withdraw the proxy voting authority granted to the Sub-Adviser pursuant to this Section at any time upon written notice.

(e) The Sub-Adviser will select brokers, dealers and futures commission merchants to effect all portfolio transactions subject to the conditions set forth herein (except to the extent such transactions are effected in accordance with such policies or procedures as may be established by the Directors and delivered to the Sub-Adviser).  In selecting brokers, dealers or futures commission merchants and placing orders for the purchase and sale of portfolio investments, the Sub-Adviser shall seek to obtain the most favorable price and best execution available considering all of the circumstances, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below.  The Sub-Adviser will place orders for the execution of transactions for the Managed Portion in accordance with Part 2 of the Sub-Adviser’s Form ADV as it may be amended from time to time. Subject to such policies as the Directors may determine, which are delivered to the Sub-Adviser, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Managed Portion to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the Managed Portion and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.  To the extent authorized by Section 28(e) of the Exchange Act and the Directors, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.   The Adviser reserves the right to direct the Sub-Adviser, upon written notice, not to execute transactions through any particular broker(s), dealer(s) or futures commission merchant(s), and the Sub-Adviser agrees to comply with such request within a reasonable time of receiving written notice.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Managed Portion as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold with those of its other investment advisory clients to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in compliance with Section 17(d) of the 1940 Act, Section 206 of the Investment Advisers Act of 1940, as amended (including any rules established thereunder, the “Advisers Act”), and pursuant to policies adopted by the Sub-Adviser and approved by the Directors.

(f) The Adviser acknowledges and agrees that (i) the Sub-Adviser shall not be deemed to be the pricing or valuation agent for the Subadvised Fund, (ii) the Sub-Adviser is not obligated to provide pricing information to satisfy any regulatory, tax or accounting requirements to which the Subadvised Fund may be subject; (iii) none of the information which the Sub-Adviser provides hereunder shall be deemed to be the official books and records of the Subadvised Fund for tax, accounting or any other purpose, (v) the Subadvised Fund will not publish, reproduce (except for internal or archival purposes or in response to requests from Subadvised Fund’s regulators) or disseminate any pricing information provided by the Sub-Adviser without the Sub-Adviser’s consent.  Subject to the above, the Sub-Adviser shall provide reasonable assistance to the Adviser and the Subadvised Fund’s custodian to reconcile any material pricing discrepancies between the custodian and the Sub-Adviser.

(g) The Sub-Adviser shall furnish the Adviser and the Directors with such information and reports as the Adviser or the Directors shall reasonably request.  The Sub-Adviser shall make its officers and employees available from time to time, including attendance at Directors’ meetings, as reasonably requested in advance of such meetings, at such reasonable times as the parties may agree to review the Subadvised Fund’s investment policies and to consult with the Adviser or the Directors regarding the Managed Portion’s investment affairs.

(h) In accordance with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Sub-Adviser is not permitted to consult with any other subadviser to the Subadvised Fund or any subadviser to any other funds of the Company, or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Subadvised Fund in securities or other assets.  (This Section shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This Section shall also be not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 of the 1940 Act).

(i) In the performance of its duties under this Agreement, the Sub-Adviser shall be subject to, and shall seek to perform in accordance with, the following: (i) provisions of the organizational documents of the Company that apply to the Subadvised Fund; (ii) the investment objectives, policies and restrictions of the Subadvised Fund as stated in the Subadvised Fund’s currently effective Prospectus and Statement of Additional Information (together, the “Registration Statement”, and collectively with the organizational documents of the Company that apply to the Subadvised Fund, the “Governing Documents”); (iii) federal securities laws applicable to the performance of the Sub-Adviser’s obligations to the Company and the Adviser in respect of the Managed Portion, including without limit the 1940 Act, the Advisers Act, and the Commodity Exchange Act, provided that for purposes of Section 10(f) and 17(a), (d) and (e) of the 1940 Act, the Sub-Adviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser; (iv) any written instructions (including the Investment Guidelines) and directions of the Directors, the Adviser, or Subadvised Fund management (the “Written Instructions”); and (v) the Sub-Adviser’s general fiduciary responsibilities under applicable law.  The Adviser hereby represents that it has provided to the Sub-Adviser copies of all current Governing Documents and shall promptly provide to the Sub-Adviser any amendments or supplements thereto.  The Sub-Adviser will not be bound to follow any Written Instructions until it has actually received such Written Instructions from the Adviser; provided that the Sub-Adviser shall not be required to follow any Written Instruction if and only if (i) it has asked for and received from the Adviser clarification or confirmation of the Written Instruction; and (ii) in the good faith judgment of the Sub-Adviser, it thereafter determines that following such Written Instruction would be reasonably likely to cause the Subadvised Fund or the Sub-Adviser to violate any applicable law, ordinance, rule, regulation, order or guidance of the U.S. Securities and Exchange Commission (the “SEC”) or its staff or the Commodity Futures Trading Commission; and (iii) the Sub-Adviser provides prompt notice to the Adviser of such judgment and the specific authority and facts on which it is based, with sufficient time for the Adviser to address such matter without harm to the Subadvised Fund.  All Written Instructions shall be signed by the Fund, the Adviser or their respective authorized agents or, if by telephone, confirmed in writing.  A list of persons authorized to give instructions, including Written Instructions, to the Sub-Adviser hereunder with specimen signatures is set out in Schedule A.  The Adviser shall provide reasonable notice to the Sub-Adviser of any relevant changes to the Governing Documents, and, absent the Sub-Adviser’s bad faith, willful misfeasance, gross negligence or reckless disregard of its obligations or duties hereunder, the Sub-Adviser shall not be liable for acting in accordance with existing forms of Governing Documents prior to being notified of any amendments thereto.  The Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or reasonably requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement.

(j) Upon the Adviser’s request and if provided with a reasonable period of time to review, the Sub-Adviser shall review and comment upon selected portions, relating to the Sub-Adviser and/or the Managed Portion, of the Subadvised Fund’s Registration Statement, shareholder reports, certain marketing materials and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) and shall provide the Subadvised Fund, at the reasonable request of the Adviser and if provided with a reasonable period of time to prepare, with disclosure reasonably required for use in the Subadvised Fund’s Regulatory Filings, including, without limitation, any disclosure related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, Codes of Ethics, firm description, investment management strategies and techniques, and proxy voting policies.

(k) The Sub-Adviser shall, to the extent legally permissible, furnish the Adviser, the Directors and/or the Chief Compliance Officer of the Company and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably request upon prior reasonable notice from the Sub-Adviser as necessary or appropriate in order for the Adviser and the Directors to oversee the Sub-Adviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the federal securities laws, as defined in Rule 38a-1 under the 1940 Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules, and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Sub-Adviser and its services to the Managed Portion.  The Sub-Adviser shall make its officers and employees (including its Chief Compliance Officer or his or her designee) available to the Adviser and/or the CCO from time to time, upon reasonable notice and during normal business hours, either in person or by telephone or other electronic media, to examine and review the Sub-Adviser’s compliance program, as it relates to the Managed Portion, and its adherence thereto.

(l) In rendering the services required under this Agreement, the Sub-Adviser may, at its own discretion and without further written consent of the Subadvised Fund, the Subadvised Fund’s shareholders, the Adviser, or the Directors, from time to time employ, delegate or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement, provided, however, that any such delegation (including, without limitation, delegation to affiliates) shall not involve any such person serving as an “investment adviser” to the Subadvised Fund within the meaning of the 1940 Act.  The Sub-Adviser hereby agrees that any such service providers shall be subject to the confidentiality obligations set forth in Section 9 of this Agreement.  The Sub-Adviser shall remain liable to the Adviser for the performance of the Sub-Adviser’s obligations hereunder and for the acts and omissions of such other person, and neither the Fund nor the Adviser shall be responsible for any fees that such person may charge to the Sub-Adviser for such services.

(m) The Adviser and the Company on behalf of the Subadvised Fund understand that the Sub-Adviser and its affiliates may give advice and take action with respect to any of its other clients or for its own (or its affiliates’) accounts which may differ from the advice given, or the timing or nature of action taken, by the Sub-Adviser with respect to the Subadvised Fund. Nothing in this Agreement imposes upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Subadvised Fund, any security or other instrument which the Sub-Adviser or its partners, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

(n) The Sub-Adviser gives no warranty as to the performance or profitability of the Managed Portion or any part thereof, nor any guarantee that the investment objectives, strategies, expectations or targets, if any, described in this Agreement, Written Instructions (including, for the avoidance of doubt, the Investment Guidelines), the Governing Documents and/or Regulatory Filings will be achieved.

(o) The Subadvised Fund hereby authorizes the Sub-Adviser to open accounts and execute documents, indemnities and representation letters in the name of, binding against and on behalf of the Subadvised Fund for all purposes necessary or desirable in the Sub-Adviser’s view to effectuate the Sub-Adviser’s activities under this Agreement and transactions permitted by the Investment Guidelines.

2.	ACKNOWLEDGEMENT; ADHERENCE TO GUIDELINES; REPRESENTATIONS.

(a)
The Adviser and the Subadvised Fund hereby consent to receive the Sub-Adviser’s Form ADV Part 1 and Part 2, or any amendments thereof, via electronic mail. In addition, the Subadvised Fund and the Adviser acknowledge receipt of Part 2 of the Sub-Adviser’s Form ADV at, or prior to, executing this Agreement.

(b)
The Sub-Adviser’s compliance with the Investment Guidelines shall be determined on the date of purchase only, based upon the price and characteristics of the investment on the date of purchase compared to the value of the Managed Portion as of the most recent valuation date; the Investment Guidelines shall not be deemed breached as a result of changes in value or status of an investment following purchase.  The Sub-Adviser shall continue to monitor investments for compliance with the Investment Guidelines.  To the extent of any conflict between this Agreement and the Investment Guidelines, on the one hand, and the Regulatory Filings, on the other hand, the terms of this Agreement and the Investment Guidelines shall control.

(c)
The Adviser represents and warrants to the Sub-Adviser as follows: (i) the Adviser has been duly authorized by the Directors to delegate to the Sub-Adviser the provision of investment services to the Managed Portion as contemplated hereby; (ii) this Agreement has been approved by the Directors and the shareholders of the Company in compliance with Section 15 of the 1940 Act; (iii) the Adviser is registered under the 1940 Act as an “investment adviser”; (iv) the execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of the Adviser; and (v) the execution, delivery and performance by the Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to the Adviser.

(d)
The Sub-Adviser represents and warrants to the Adviser as follows: (i) the execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of the Sub-Adviser; and (ii) the execution, delivery and performance by the Sub-Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to the Sub-Adviser.

(e)	The Adviser will notify the Sub-Adviser of any assignment of the Investment Management Agreement or change of control of the Adviser.

3.	OTHER AGREEMENTS.

The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar or different services to others and to engage in other activities so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

4.	COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

(a) As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month in an amount to be determined from time to time by the Adviser and the Sub-Adviser. Such fee shall be calculated based on a percentage of the Managed Portion’s average daily net assets (at various breakpoints), with such percentage not to exceed 0.50%. Solely for the purpose of determining the promptness of payments, payments shall be considered made upon mailing or wiring pursuant to wiring instructions provided by the Sub-Adviser.

 (b) The fee shall be paid by the Adviser, and not by the Subadvised Fund, and without regard to any reduction in the fees paid by the Subadvised Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee or expense reduction assumed by the Adviser. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be prorated based on the number of days the assets in the Managed Portion are managed. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month during which this Agreement is in effect, but in any event within 10 business days after the end of such month.

5.	EFFECTIVE PERIOD; TERMINATION AND AMENDMENT OF THIS AGREEMENT.

(a) This Agreement shall become effective as of the date first written above and shall remain in full force and effect continuously thereafter until terminated in accordance with this Agreement.

(b) This Agreement shall continue in effect for two years from the date hereof, and thereafter only so long as continuance is specifically approved: (i) at least annually by the Directors, including a majority of the Directors who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval; or (ii) if presented to the Subadvised Fund’s shareholders, by the affirmative vote of a majority of the Subadvised Fund’s outstanding voting securities.

(c) This Agreement shall automatically terminate without the payment of any penalty in the event of: (i) its assignment; (ii) its delegation, unless the Adviser has by prior written consent agreed to the delegation; or (iii) termination of the Investment Management Agreement; provided, however, that the Sub-Adviser’s assignment or delegation of its services or duties to any affiliated or unaffiliated persons, to the extent expressly permitted by and in accordance with the requirements of Section 1(l) of this Agreement, shall not be deemed an “assignment” or “delegation” for purposes of this paragraph (c).

(d) This Agreement also may be terminated without the payment of any penalty: (i) by the Fund’s Board of Directors or the vote of a majority of the Fund’s outstanding voting securities, on 30 days’ written notice to the Sub-Adviser or as otherwise permitted by the 1940 Act; (ii) by the Adviser on 30 days’ written notice to the Sub-Adviser; or (iii) by the Sub-Adviser on 90 days’ written notice to the Adviser.

(e) This Agreement may be amended by the mutual consent of the parties only if such amendment, if material, is specifically approved by the vote of: (i) a majority of the Directors who are not interested persons; and (ii) a majority of the Subadvised Fund’s outstanding voting securities (unless such approval is not required by Section 15 of the 1940 Act).

(f) In the event of termination of this Agreement, Sections 2, 7, 9 and 10 of this Agreement shall survive such termination of this Agreement.

6.	CERTAIN INFORMATION.

(a) The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (i) the Sub-Adviser shall fail to be registered as an investment adviser under the Advisers Act and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (ii) the Sub-Adviser has a reasonable basis for believing that the Subadvised Fund, with respect to the Managed Portion, has failed to satisfy the diversification requirements under Subchapter M; (iii) to the extent legally permissible, the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, subpoena (relating only to the Subadvised Fund) or investigation, at law or in equity, before or by any court, public board or body, involving the Subadvised Fund or any services the Sub-Adviser provides for the Managed Portion; and (iv) any change in the named portfolio manager for the Managed Portion (it being understood that “change”, for purposes of this sub-clause (iv), shall mean the departure of such person from the Sub-Adviser or any of its affiliates).

(b) The Sub-Adviser hereby agrees to notify the Adviser and the Subadvised Fund of any change in the general partner of the Sub-Adviser within a reasonable time after such change pursuant to the requirements of Section 205 of the Advisers Act (as such section is interpreted by the SEC or its staff).

7.	LIABILITY AND INDEMNIFICATION.

(a) The Sub-Adviser’s duties shall be confined to those expressly set forth herein, with respect to the Managed Portion. Absent the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder, the Sub-Adviser (and its officers, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law for any loss arising out of any portfolio investment or disposition hereunder or for any loss suffered by the Subadvised Fund, the Company or the Adviser in connection with the matters to which this Agreement relates, and without limiting the generality of the foregoing, the Sub-Adviser will not be liable for any indirect, special, incidental or consequential damages or other losses (regardless of whether such damages or other losses were reasonably foreseeable).

(b) The Sub-Adviser shall indemnify the Adviser, the Company and the Subadvised Fund, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the U.S. Securities Act of 1933, as amended (the “1933 Act”)) of the Adviser (collectively, “Sub-Adviser Indemnified Persons”) from and against, any and all suits, actions, legal or administrative proceedings or investigations, claims, demands, damages, liabilities, interest, loss, costs and expenses, including reasonable attorneys’ fees, disbursements and court costs (“Losses”), which the Sub-Adviser Indemnified Persons may sustain arising out of (i) the willful misfeasance, bad faith or gross negligence by the Sub-Adviser in the performance of its duties under this Agreement or reckless disregard of its duties hereunder, or (ii) any untrue statement of a material fact contained in the Subadvised Fund’s Regulatory Filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Managed Portion or the omission to state therein such a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was reasonably made in reliance upon written information furnished to the Adviser or the Company by the Sub-Adviser expressly for use in such Regulatory Filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Managed Portion; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified for any Losses which may be sustained as a result of the willful misfeasance, bad faith or gross negligence by a Sub-Adviser Indemnified Person, or reckless disregard of the Adviser’s duties hereunder, or the violation of applicable law by a Sub-Adviser Indemnified Person.

(c) The Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnified Persons”) from and against, any and all Losses which the Adviser Indemnified Persons may sustain arising out of (i) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or reckless disregard of its duties hereunder, or (ii) any untrue statement of a material fact contained in the Subadvised Fund’s Regulatory Filings or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or the Company by the Sub-Adviser expressly for use in such Regulatory Filings; provided, however, that the Adviser Indemnified Persons shall not be indemnified for any Losses which may be sustained as a result of the willful misfeasance, bad faith or gross negligence by an Adviser Indemnified Person, or reckless disregard of the Sub-Adviser’s duties hereunder, or the violation of applicable law by an Adviser Indemnified Person.

(d) The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law.

8.	RECORDS; RIGHT TO AUDIT.

(a) The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to investments made by the Sub-Adviser for the Managed Portion that are required to be maintained by the Subadvised Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records it maintains on the Subadvised Fund’s behalf are the Subadvised Fund’s property, and the Sub-Adviser will surrender promptly to the Subadvised Fund or the Adviser any such records upon the Directors’ or the Adviser’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In the event of the termination of this Agreement, the Sub-Adviser shall, upon the Directors’ or the Adviser’s request, return all such records to the Sub-Advised Fund or the Adviser and shall transfer such records to any entity designated by the Adviser.

(b) The Sub-Adviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Subadvised Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities, or by this Agreement. The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Subadvised Fund’s auditors, any Subadvised Fund representative, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Subadvised Fund.

(c) The parties agree that the Sub-Adviser shall have the right to use performance data it generates in connection with the Managed Portion (including through use of copies of the Subadvised Fund’s books and records generated by the Sub-Adviser) for its track record. The Adviser hereby approves the Sub-Adviser’s use of the name of the Subadvised Fund solely to the extent reasonably necessary for the Sub-Adviser (or its affiliates) to utilize the performance data generated in connection with the Managed Portion for its track record.

9.	CONFIDENTIAL INFORMATION.

(a) The Sub-Adviser shall not disclose to any third party material non-public information obtained under this Agreement with respect to the Subadvised Fund, the Company or the Adviser, including, without limitation, the “non-public portfolio holdings,” except: (a) with the prior written consent of the Adviser; (b) as required by applicable federal or state law, regulation, court order, or the rules and regulations of any governmental body or official having jurisdiction over the Sub-Adviser; (c) if such third party agrees in writing with the Sub-Adviser to keep such information confidential and to not trade based upon such information; (d) if such information has been disclosed, directly or indirectly, by the Adviser or the Subadvised Fund to the public or becomes ascertainable from public or published information or trade sources; (e) to the extent such disclosure is required by auditors or attorneys of the Sub-Adviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement; or (f) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder. When requested to divulge such information by duly constituted authorities, the Sub-Adviser shall use reasonable commercial efforts to request confidential treatment of such information. “Non-public portfolio holdings” means portfolio holdings information that has not been made public by having been previously filed with the SEC.

(b) Unless otherwise provided herein (including as required by any regulatory filings), the Adviser and the Sub-Adviser each agree not to disclose each other's name to the public or to use each other's name without the prior written approval of the other party except that the Adviser hereby consents to the disclosure by the Sub-Adviser of the Adviser’s, the Company’s and Subadvised Fund’s name to prospective clients of the Sub-Adviser as part of a representative client list. The Adviser agrees and acknowledges that confidential information and advice furnished by the Sub-Adviser to the Adviser (including without limitation information evidencing the Sub- Adviser's expertise and investment strategies) has been developed by the Sub-Adviser through the application of methods and standards of judgment and through the expenditure of considerable work, time and money and is the exclusive and proprietary intellectual property of the Sub-Adviser which (i) shall be treated as confidential by the Sub-Adviser, the Company and the Subadvised Fund, (ii) shall not be used by the Adviser, the Company or the Subadvised Fund as the basis for effecting transactions in any accounts other than the Managed Portion, (iii) shall not be used for any purpose other than the  Adviser’s, or the Adviser’s consultant's, analysis of the performance of the Sub-Adviser, and (iv) shall not be disclosed, directly or indirectly, to third parties by the Adviser, the Company or the Subadvised Fund except (in the case of (i) through (iv)) with the prior written consent of the Sub-Adviser or as required by law.  Notwithstanding the above, confidential information may be disclosed if (i) requested by or through, or related to a judicial, administrative, governmental or self-regulatory organization process, investigation, inquiry or proceeding, or is otherwise legally required, (ii) required in order for each party to carry out its responsibilities hereunder, or (iii) permitted upon the prior written consent of the other party.

10.	MARKETING MATERIALS.

(a) The Subadvised Fund shall furnish to the Sub-Adviser, prior to use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named. No such material shall be used except with prior written permission of the Sub-Adviser or its delegate. The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis. Failure by the Sub-Adviser to respond within ten (10) calendar days to the Subadvised Fund in respect of a request for approval shall relieve the Subadvised Fund of the obligation to obtain the Sub-Adviser’s prior written permission solely for such request.

(b) The Sub-Adviser shall furnish to the Subadvised Fund, prior to use, each piece of the Sub-Adviser’s advertising, supplemental sales literature or other promotional material in which the Subadvised Fund, the Adviser or any of the Adviser’s affiliates is named. No such material shall be used except with prior written permission of the Subadvised Fund or its delegate. The Fund agrees to respond to any request for approval on a prompt and timely basis. Failure by the Subadvised Fund to respond within ten (10) calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the Subadvised Fund’s prior written permission. Notwithstanding the foregoing, Sub-Adviser may include the Adviser’s and Subadvised Fund’s names in its “client list” used in promotional materials.

11.	REFERENCE TO THE SUB-ADVISER; USE OF NAME.

It is understood that the name “Goldman, Sachs & Co.” or “Goldman Sachs” or any derivative thereof, and any trade name, trademark, trade device, service mark, symbol or logo associated with those names, are the valuable property of the Sub-Adviser or its affiliates and that the Adviser has the right to use such name (or derivative or logo), in offering materials or promotional or sales-related materials of the Fund, only with the prior written approval of the Sub-Adviser, such approval not to be unreasonably withheld, and only during the term of this Agreement. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when (i) previously approved materials are re-issued with minor modifications, (ii) the Adviser and Sub-Adviser identify materials which they jointly determine do not require the Sub-Adviser’s approval and (iii) required to be disclosed in the Regulatory Filings of the Subadvised Fund. Upon termination of this Agreement, the Subadvised Fund and the Adviser shall forthwith cease to use such name (or derivative or logo); provided that the Adviser shall be permitted to exhaust, post-termination of the Agreement, any quantities of approved materials printed prior to the termination of the Agreement where such materials do not relate exclusively to the Subadvised Fund (i.e., the materials reference other funds managed by the Adviser).

12.	GOVERNING LAW.

This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of New York applicable to contracts made and performed in New York without regard to conflict of law principles, and the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act or other federal laws and regulations which may be applicable, the latter shall control.  Each of the Adviser and the Sub-Adviser hereby irrevocably submits to the exclusive jurisdiction of courts of New York and (to the extent it has subject matter jurisdiction) of the federal courts in the Southern District of New York with respect to all legal actions or proceedings arising out of or relating to this Agreement, and consents to the service of process by the mailing to such party of copies thereof by certified mail to such party’s address set forth on the signature page of this Agreement.  Each of the parties irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

13.	SEVERABILITY/INTERPRETATION.

If any provision of this Agreement is held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by an SEC rule, regulation or order, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.	NOTICES.

Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed to the other party, or transmitted by facsimile to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Sub-Adviser:

Goldman Sachs Asset Management, L.P.
200 West Street, 15th Floor
New York, NY 10282
Attn:  Craig Russell

With Copies to:

Goldman Sachs Asset Management, L.P.
200 West Street, 15th Floor
New York, NY 10282
Attn:  Legal Department

If to the Adviser:

UTC Fund Services, Inc.
c/o U.S. Bancorp Fund Services, LLC
82 Independence Square
615 East Michigan Street
Milwaukee, Wisconsin 53202
Attn: President

With a copy to:
Jeffery R. Atkin, Esq.
Foley & Lardner LLP
555 S. Flower St., Suite 3500
Los Angeles, CA 90071

15.	COUNTERPARTS.

This Agreement may be executed in counterparts and each counterpart shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

16.	ENTIRE AGREEMENT.

This Agreement, together with any Schedules or Exhibits hereto, represents the entire Agreement between the parties, and supersedes any other written or oral communications between the parties with respect to the subject matter contained herein.

17.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons”, “affiliated persons” and “assignment” shall have the meaning defined in the 1940 Act, and subject to such orders or no-action letters as may be granted by, or written interpretations of, the SEC and/or its staff.

*******

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly appointed agents so as to be effective on the day, month and year first above written.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:      ________________________________
Name:
Title:

Notice Address:                   Goldman Sachs Asset Management, L.P.
200 West Street
New York, New York 10282
Attention: General Counsel of Goldman Sachs Asset Management, L.P.
Fax:  212-428-5709

Date: _________________

UTC FUND SERVICES, INC.

By:      ________________________________
Name:
Title:

Notice Address:
Attention:
Fax:

Date: _________________

SCHEDULE A
AUTHORIZED PERSONS

The following persons are authorized to give instructions, including Written Instructions, to the Sub-Adviser:

Name	Title	Signature
Sekou Mark	Vice President	_____________________
Desmond Edwards	Assistant Vice President	_____________________
Karen Guyadeen-Gosine	Assistant Vice President	_____________________
Deyson Scott	Senior Portfolio Manager	_____________________
Maria Forde	Portfolio Manager	_____________________
Krystal Salazar	Investment Analyst	_____________________
Rajesh Lackan	Investment Analyst	_____________________
Asia Jutla	Investment Analyst	_____________________

[FRONT OF CARD]	EASY WAY TO VOTE YOUR PROXY

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the reverse side.

3) Sign and date the Proxy card.

4) Return the Proxy card in the envelope provided.

5) Stockholders residing in Trinidad and Tobago should detach and return the proxy card in the envelope provided to any Trinidad and Tobago Unit Trust Corporation office.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on May 11, 2015

This Proxy Statement and copies of the Fund’s most recent annual and semi-annual reports to stockholders are available at http://www.ttutc.com/mutual-funds/north-american-fund.htm.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UTC NORTH AMERICAN FUND, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS – May 11, 2015

The undersigned hereby appoints as proxy Amoy Van Lowe, Jeffery R. Atkin and Segun Lawal, and each of them (with power of substitution), to vote all shares of the undersigned in the Fund at the Special Meeting of Stockholders to be held at 10:00 a.m. (Central Time), on Monday, May 11, 2015, at the offices of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, and any adjournment(s) thereof (“Special Meeting”), with all the power the undersigned would have if personally present.

Date ______________________________, 2015

Signature (owner, joint owners, trustee, custodian, etc.) (Sign in the Box)

Please sign exactly as name appears at left.  If shares are held in the name of joint owners, each should sign.  Attorneys-in-fact, executors, administrators, etc. should give full title.  If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

[BACK OF CARD]

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote FOR all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.
To approve the election of  seven Directors to the Fund.

01) Ajata Mediratta (Non-Interested Director)	02) Lucille Mair (Non-Interested Director)	03) Leon W. Thomas (Non-Interested Director)

04) Dionne Hosten (Non-Interested Director)	05) Peter Clarke (Interested Director)	06) Ian Chinapoo (Interested Director)

07) L. Dominic Rampersad (Interested Director)

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

To withhold authority to vote, mark “For All Except” and write the Nominee's number on the line below: ___________________________________

To approve the sub-advisory agreement between UTC
Fund Services, Inc. and Goldman Sachs Asset Management, L.P.

FOR ☐	AGAINST ☐	ABSTAIN ☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.